DRACO EVOLUTION AI ETF
SCHEDULE OF INVESTMENTS
August 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.7%	Shares	Value
Direxion Daily S&P 500 Bull 3X Shares	11,035	$1,723,446
Direxion Daily Semiconductors Bull 3X Shares	4,445	172,422
Direxion Daily Small Cap Bull 3X Shares	4,473	197,751
iShares 7-10 Year Treasury Bond ETF	13,927	1,351,894
iShares iBoxx $ High Yield Corporate Bond ETF	17,161	1,361,554
ProShares UltraPro Dow30	2,100	193,221
ProShares UltraPro QQQ	23,913	1,640,671
Vanguard Total Bond Market ETF	18,201	1,353,426
TOTAL EXCHANGE TRADED FUNDS (Cost $7,863,830)		7,994,385

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 5.23% (a)	26,623	26,623
TOTAL SHORT-TERM INVESTMENTS (Cost $26,623)		26,623

TOTAL INVESTMENTS - 100.0% (Cost $7,890,453)		$8,021,008
Liabilities in Excess of Other Assets - (0.0)% (b)		(2,537)
TOTAL NET ASSETS - 100.0%		$8,018,471

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.
(b)	Represents less than 0.05% of net assets.

DRACO EVOLUTION AI ETF

Summary of Fair Value Disclosure as of August 31, 2024 (Unaudited)

Draco Evolution AI ETF (the "Fund") has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments:
Exchange Traded Funds	$7,994,385	$—	$—	$7,994,385
Money Market Funds	26,623	—	—	26,623
Total Investments in Securities	$8,021,008	$—	$—	$8,021,008

Refer to the Schedule of Investments for additional information.

During the fiscal period ended August 31, 2024, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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